SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                        FORM 8-K


                     CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  July 15, 1997


                   THE CLOROX COMPANY
   (Exact Name of Registrant as Specified in Its Charter)


                        Delaware
       (State or Other Jurisdiction of Incorporation)


1-07151                                31-0595760
(Commission File Number)   (I.R.S. Employer Identification No.)




               1221 Broadway, Oakland, California
             (Address of Principal Executive Offices)

                           94612
                         (Zip Code)




                       510/271-7000
     (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.

On July 15, 1997, the registrant declared a two-for-one stock split of the registrant's common stock ("Common Stock") to be effected in the form of a 100% stock dividend payable September 2, 1997 on all shares of the Common Stock outstanding as of the close of business on July 28, 1997.

Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits

99.1 Form of press release of the registrant issued on July 15, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE CLOROX COMPANY



Date:     July 21, 1997     By:  /S/ E. A. CUTTER
                                 E.A. Cutter
                                 Senior Vice President -
                                 General Counsel and Secretary